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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported): March 15, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES ATT-1)
             (Exact name of registrant as specified in its charter)

              DELAWARE               001-16507                   13-3891329
          (State or other          (Commission               (I. R. S. Employer
          jurisdiction  of          File Number)             Identification No.)
           incorporation)

       WORLD FINANCIAL CENTER,                                     10080
         NEW YORK,  NEW YORK                                    (Zip Code)
        (Address of principal
         executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS

             Not applicable.

SECTION 2.   FINANCIAL INFORMATION

             Not applicable.

SECTION 3.   SECURITIES AND TRADING MARKETS

             Not applicable.

SECTION 4.   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

             Not applicable.

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

             Not applicable.

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SECTION 6.   [RESERVED]

SECTION 7.   REGULATION FD

             Not Applicable.

SECTION 8.   OTHER EVENTS

         ITEM 8.01     OTHER EVENTS

              99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series ATT-1 on March 15, 2005.

                             For information with respect to the underlying
                       securities held by PreferredPLUS Trust Series ATT-1, please refer to AT&T Corp.'s (Commission file number 001-01105 ) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                             Although we have no reason to believe the
                       information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Financial statements of business acquired.

                       Not Applicable.

                  (b)  Pro forma financial information.

                       Not Applicable.

                  (c)  Exhibits.

                       99.1 Trustee's report in respect of the March 15, 2005 distribution to holders of the PreferredPLUS Trust Certificates Series ATT-1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     MERRILL LYNCH DEPOSITOR, INC.

Date: March 22, 2005                 By:      /s/ Stephan Kuppenheimer
                                              ------------------------------
                                     Name:    Stephan Kuppenheimer
                                     Title:   President





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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the March 15, 2005 distribution to holders of the PreferredPLUS Trust Certificates Series ATT-1.